                                                                   EXHIBIT (21)

                    NALCO CHEMICAL COMPANY AND SUBSIDIARIES

                        SUBSIDIARIES OF THE REGISTRANT

   Subsidiaries of the registrant, all of which are wholly-owned unless otherwise indicated, are as follows:

                                                               State or Other
                                                                Jurisdiction
                                                              of Incorporation
                          Company                              or Organization
                          -------                            -------------------
Domestic:
  ADX....................................................... Michigan
  Aluminate Sales Corporation............................... Illinois
  Chem Technologies, Incorporated........................... Delaware
  Chemco Water Technology, Inc.............................. Delaware
  Chicago Chemical Company.................................. Illinois
  Board Chemistry, Inc...................................... Illinois
  Nalco Delaware............................................ Delaware
  Nalco Diversified Technologies, Inc....................... Delaware
  Nalco Foreign Sales Corporation........................... U.S. Virgin Islands
  Nalco FT, Inc............................................. Delaware
  Nalco Japan Company, Ltd.................................. Delaware
  Nalco Leasing Corporation................................. Delaware
  Nalco Neighborhood Development Corporation................ Delaware
  Nalco Resources Investment Company........................ Texas
  Nalco TWO, Inc............................................ Delaware
  NalFirst Holding Inc...................................... Delaware(1)
  NalFirst Leasing Corporation.............................. Delaware(1)
  Nalgreen, Inc............................................. Delaware
  NalTech, Inc.............................................. Delaware
  Odor Control Technology, Inc.............................. Georgia(2)
  Oil Products & Chemical Company, Inc...................... Illinois
  Paper Chemicals of Alabama, Inc........................... Alabama
  Paper Chemicals, Inc...................................... Texas
  Texo Corporation.......................................... Delaware
  The Flox Company.......................................... Minnesota
  Trident Chemical Company, Inc............................. Delaware
  Visco Products Company.................................... Texas
Foreign:
  Alfoc Ltd................................................. United Kingdom
  Chemasia Industries SDN. BHD.............................. Malaysia
  CSC Kemico (South East Asia) SDN. BHD..................... Malaysia
  Deutsche Nalco GmbH....................................... Germany
  Deutsche Nalco-Chemie, G.m.b.H............................ Germany
  Deutsche Nalco Equipment G.m.b.H.......................... Germany
  Deutsche Nalco Produktion Verwaltungs G.m.b.H............. Germany
  Deutsche Nalco Produktions G.m.b.H & Co. KG............... Germany
  Dubois Chemical Italiana S.p.A............................ Italy
  Nalco Diversified Technologies Limited.................... United Kingdom
  Nalco Diversified Technologies, Ltd....................... Canada
  DWT SRL................................................... Italy
  Gamus Quimica, Ltda....................................... Brazil

                                                                  State or Other
                                                                   Jurisdiction
                                                                        of
                                                                  Incorporation
                                                                        or
                             Company                               Organization
                             -------                              --------------
  Houseman Waterbehandeling B.V.................................. Netherlands
  International Water Consultant B.V............................. Netherlands
  International Water Consultant Beheer B.V...................... Netherlands
  IWC Chemische Produkten B.V.................................... Netherlands
  IWC Consultant GmbH............................................ Germany
  Nalco Anadolu A.S.............................................. Turkey
  Nalco Applied Services of Europe B.V........................... Netherlands
  Nalco Argentina, S.A........................................... Argentina
  Nalco Australia Pty. Limited................................... Australia
  Nalco Belgium N.V./S.A......................................... Belgium
  Nalco Brazil Ltda.............................................. Brazil
  Nalco Canada, Inc.............................................. Canada
  Nalco Chemical A.B............................................. Sweden
  Nalco Chemical B.V............................................. Netherlands
  Nalco Chemical Company (Philippines) Inc....................... Philippines
  Nalco Chemical Company (Thailand) Limited...................... Thailand
  Nalco Chemical Gesellschaft m.b.H.............................. Austria
  Nalco Chemical (H.K.) Limited.................................. Hong Kong
  Nalco Chemie................................................... Czechoslovakia
  Nalco de Venezuela, C.A........................................ Venezuela
  Nalco de Venezuela Holding, S.A................................ Venezuela
  Nalco Diversified Technologies Brazil Ltda..................... Brazil
  Nalco Diversified Technologies, S.A. de C. V................... Mexico
  Nalco Chemical Egypt........................................... Egypt
  Nalco Espanola, S.A............................................ Spain
  Nalco Europe B.V............................................... Netherlands
  Nalco France................................................... France
  Nalco Chem..................................................... Russia
  Nalco Chemical Holding, S.L.................................... Spain
  Nalco Gulf Limited............................................. Dubai
  Nalco Hellas S.A............................................... Greece
  Nalco Holdings Australia Pty. Limited.......................... Australia
  Nalco Holding B.V.............................................. Netherlands
  Nalco Investments Australia, Pty. Limited...................... Australia
  Nalco Investments U.K. Limited................................. United Kingdom
  Nalco Italiana, S.p.A.......................................... Italy
  Nalco Italiana Produzioni S.R.L................................ Italy
  Nalco Italiana Services S.R.L.................................. Italy
  Nalco Japan Technical Center Co. Ltd........................... Japan
  Nalco Kemiai Kft............................................... Hungary
  Nalco Korea Co., Ltd........................................... South Korea
  Nalco Limited.................................................. United Kingdom
  Nalco Manufacturing S.A........................................ Spain
  Nalco Marketing, S.A........................................... Spain
  Nalco New Zealand, Ltd......................................... New Zealand
  Nalco Norge A/S................................................ United Kingdom
  Nalco Pacific Pte. Ltd......................................... Singapore
  Nalco Poland................................................... Poland
  Nalco Portuguesa (Q.I.) Ltda................................... Portugal

                                                                 State or Other
                                                                  Jurisdiction
                                                                of Incorporation
                            Company                             or Organization
                            -------                             ----------------
  Nalco Productos Quimicos de Chile S.A........................ Chile
  Nalco Saudi Co., Ltd......................................... Saudi Arabia (3)
  Nalco Chemical (Malaysia) SDN BHD............................ Malaysia
  Nalco Services, Ltd.......................................... United Kingdom
  Nalcomex, S.A. de C.V........................................ Mexico
  Nalfleet, Inc................................................ United Kingdom
  Nalfloc Ltd.................................................. United Kingdom
  NCC Mauritius Limited........................................ Mauritius
  P.T. Nalco Perkasa........................................... Indonesia (4)
  Quimica Nalco de Colombia, S.A............................... Colombia
  Suomen Nalco Oy.............................................. Finland
  Taiwan Nalco Chemical Co., Ltd............................... Taiwan
  Deryshares, B.V.............................................. Netherlands
  Nalco Chemical India, Ltd.................................... India (6)
  Nalco Chemical Company (Suzhou) Ltd.......................... China (7)
  Unico Corporation............................................ South Korea
  United Chemasia SDN. BHD..................................... Malaysia

--------
Note (1)--80% of voting securities owned by Registrant
Note (2)--66% of voting securities owned by Registrant
Note (3)--60% of voting securities owned by Registrant
Note (4)--51% of voting securities owned by Registrant
Note (6)--80% of voting securities owned by Registrant
Note (7)--95% of voting securities owned by Registrant